Exhibit 99.1

Columbia Banking System to Acquire Pacific Premier

Bancorp, Expanding the Premier Business Bank in the West

Natural Combination of the Western Region’s Leading Business Banks Builds Market Presence and Drives Financial Performance

TACOMA, Wash. and IRVINE, Cal., April 23, 2025/PRNewswire/ — Columbia Banking System, Inc. (“Columbia”) (Nasdaq: COLB), the parent company of Umpqua Bank, and Pacific Premier Bancorp, Inc. (“Pacific Premier”) (Nasdaq: PPBI), the parent company of Pacific Premier Bank, National Association, jointly announced today that they have entered into a definitive merger agreement, pursuant to which Columbia will acquire Pacific Premier in an all-stock transaction. The combined company will have approximately $70 billion in assets and will be a market leader in the largest banking markets within the Western U.S.

Clint Stein, President, CEO, and Director of Columbia, said, “This combination truly establishes the leading banking franchise in the Western region. It is a natural and strategic fit that strengthens our competitive position in Southern California, enhances our service offerings, and elevates our performance. We are pleased to welcome Pacific Premier’s clients, employees, and stockholders to Columbia and are excited for what we will accomplish together for the benefit of all of our stakeholders and the communities we serve.”

Steve Gardner, Chairman, President, and CEO of Pacific Premier, said, “We have worked tirelessly for more than two decades to build a strong franchise at Pacific Premier. We are thrilled to have the opportunity to join Columbia, a company whose culture, business model, and credit discipline align with our own. The combination of these two companies operating in growing markets provides a great opportunity for our teams to continue to deliver high-quality, relationship-based banking products, services, and expertise to our clients, and to continue to generate long-term value for our stockholders.”

Pursuant to the terms of the definitive merger agreement, Pacific Premier stockholders will receive 0.9150 of a share of Columbia common stock for each Pacific Premier share they own. The merger is valued at approximately $2.0 billion, or $20.83 per Pacific Premier share, based on Columbia’s closing stock price of $22.77 on April 22, 2025. Following closing, Pacific Premier stockholders will own approximately 30% of Columbia’s outstanding shares of common stock. Three Pacific Premier directors, including Steve Gardner and two other current Pacific Premier directors to be mutually agreed by Columbia and Pacific Premier, will join the Columbia board upon the completion of the transaction. The definitive merger agreement was unanimously approved by the Boards of Directors of Columbia and Pacific Premier.

Strategic Benefits

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A Regional Bank Champion in the West – The acquisition enhances Columbia’s position as a leading regional bank throughout the West with over $57 billion in deposits, including nearly $21 billion in deposits in California, $17 billion in Oregon, and $16 billion in Washington.

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Builds Density and Accelerates Expansion – The combined company will benefit from enhanced scale in key market areas. Most notably, the transaction accelerates Columbia’s expansion in Southern California by approximately a decade, moving its deposit market share to a top-10 position.

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Expands and Enhances Columbia’s Product Set – Pacific Premier’s strength in attractive, specialized, and nationwide banking verticals such as Homeowners Association (HOA) Banking and Custodial Trust will enhance Columbia’s product offering.

•	Enhances Products and Services for Pacific Premier Clients – Pacific Premier clients will gain access to Columbia’s robust Treasury Management products and Wealth Management services.

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Supporting Communities and Employees – The combined company will continue to support local communities through volunteerism, charitable giving, and other bank-sponsored programs. Columbia will continue to foster an engaging work environment while providing additional opportunities to develop talent across a larger organization.

Financial Benefits

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Attractive Financial Impact – The transaction is projected to deliver mid-teens EPS accretion to Columbia (assuming fully phased-in cost savings), with tangible book value dilution earned back in three years (crossover method) under conservative transaction modeling assumptions.

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Capital Efficient – The transaction requires no outside capital, which will preserve the value creation for Columbia’s and Pacific Premier’s stockholders. Columbia’s pro forma capital ratios are expected to be nearly unchanged following closing of the transaction.

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Improved Profitability – The combined company will be well positioned to achieve top-quartile profitability and operating metrics versus peers, including an anticipated 20% ROATCE and 1.4% ROAA in 2026, assuming fully phased-in cost savings.

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Value Creation – The transaction is expected to deliver approximately $0.9 billion of value creation based on reasonable and highly achievable cost synergies (expense savings of $88 million after-tax capitalized at 12.5x, net of transaction expenses of $146 million after-tax).

Umpqua Bank Name Change

To ensure brand clarity as Umpqua Bank deepens its expansion throughout the West and to simplify the bank’s family of brands, Umpqua Bank plans to change its name to Columbia Bank later this year. The Columbia Bank name aligns with the holding company and a variety of other brands the bank operates today, including Columbia Wealth Management, Columbia Trust Company, Columbia Private Bank, and Columbia Wealth Advisors.

Timing and Expected Closing

The transaction is subject to customary closing conditions, including regulatory approvals and the approval of Columbia’s and Pacific Premier’s stockholders. The transaction is anticipated to close in the second half of 2025.

Advisors

Piper Sandler & Co. acted as financial advisor to Columbia and Sullivan & Cromwell LLP acted as legal counsel. Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to Pacific Premier and Holland & Knight LLP acted as legal counsel.

Joint Investor Conference Call

Columbia and Pacific Premier will hold a joint conference call regarding this announcement at 6:00 p.m. ET today. During the call, Columbia’s management team will also discuss its first quarter 2025 financial results, replacing the call previously scheduled for tomorrow.

Participants may join the audiocast or register for the call using the link below to receive dial-in details and their own unique PINs. It is recommended you join 10 minutes prior to the start time.

Join the audiocast: https://edge.media-server.com/mmc/p/ruitqcd6

Register for the call: https://register-conf.media-server.com/register/BIf5345fce534d4cddaaa08c0ab8dc548b

Access the replay through Columbia’s investor relations page:https://www.columbiabankingsystem.com/news-market-data/event-calendar/default.aspx

Access the replay through Pacific Premier’s investor relations page: https://investors.ppbi.com/news-webcast/webcasts/default.aspx

About Columbia Banking System, Inc.

Columbia (Nasdaq: COLB) is headquartered in Tacoma, Washington and is the parent company of Umpqua Bank, an award-winning western U.S. regional bank based in Lake Oswego, Oregon. Umpqua Bank is the largest bank headquartered in the Northwest and one of the largest banks headquartered in the West with locations in Arizona, California, Colorado, Idaho, Nevada, Oregon, Utah, and Washington. With over $50 billion of assets, Umpqua Bank combines the resources, sophistication, and expertise of a national bank with a commitment to deliver superior, personalized service. The bank supports consumers and businesses through a full suite of services, including retail and commercial banking; Small Business Administration lending; institutional and corporate banking; and equipment leasing. Umpqua Bank customers also have access to comprehensive investment and wealth management expertise as well as healthcare and private banking through Columbia Wealth Advisors and Columbia Trust Company, a division of Umpqua Bank. Learn more at www.columbiabankingsystem.com.

About Pacific Premier Bancorp, Inc.

Pacific Premier Bancorp, Inc. (Nasdaq: PPBI) is the parent company of Pacific Premier Bank, National Association, a nationally chartered commercial bank focused on serving small, middle-market, and corporate businesses throughout the western United States in major metropolitan markets in California, Washington, Oregon, Arizona, and Nevada. Founded in 1983, Pacific Premier Bank has grown to become one of the largest banks headquartered in the western region of the United States, with approximately $18 billion in total assets. Pacific Premier Bank provides banking products and services, including deposit accounts, digital banking, and treasury management services, to businesses, professionals, entrepreneurs, real estate investors, and nonprofit organizations. Pacific Premier Bank also offers a wide array of loan products, such as commercial business loans, lines of credit, SBA loans, commercial real estate loans, agribusiness loans, franchise lending, home equity lines of credit, and construction loans. Pacific Premier Bank offers commercial escrow services and facilitates 1031 Exchange transactions through its Commerce Escrow division. Pacific Premier Bank offers clients IRA custodial services through its Pacific Premier Trust division, which has over $18 billion of assets under custody and close to

31,000 client accounts comprised of self-directed investors, financial institutions, capital syndicators, and financial advisors. Additionally, Pacific Premier Bank provides nationwide customized banking solutions to Homeowners’ Associations and Property Management companies. Pacific Premier Bank is an Equal Housing Lender and Member FDIC. For additional information about Pacific Premier Bancorp, Inc. and Pacific Premier Bank, visit our website: www.ppbi.com.www.ppbi.com.

Forward-Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Columbia Banking System, Inc. (“Columbia”) and Pacific Premier Bancorp, Inc. (“Pacific Premier”) (the “Transaction”), the plans, objectives, expectations and intentions of Columbia and Pacific Premier, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “believe,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within Columbia’s or Pacific Premier’s loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the success, impact, and timing of Columbia’s and Pacific Premier’s respective business strategies, including market acceptance of any new products or services and Columbia’s and Pacific Premier’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Columbia and Pacific Premier are parties; the outcome of any legal proceedings that may be instituted against Columbia or Pacific Premier; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to obtain shareholder or stockholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the Transaction on a timely basis or at all; changes in Columbia’s or Pacific Premier’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia and Pacific Premier do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic Transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of Columbia and Pacific Premier promptly and successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of Columbia and Pacific Premier. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the Securities and Exchange Commission (the “SEC”) (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000887343/000088734325000054/colb-20241231.htm#i6860d1bb88754f2d85d33ee6bd121966_493) and available on Columbia’s investor relations website, www.columbiabankingsystem.com, under the heading “SEC Filings,” and in other documents Columbia files with the SEC, and in Pacific Premier’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the SEC (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1028918/000102891825000014/ppbi-20241231.htm) and available on Pacific Premier’s website, www.investors.ppbi.com, under the heading “SEC Filings” and in other documents Pacific Premier files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Columbia nor Pacific Premier assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information and Where to Find It

In connection with the proposed Transaction, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and Pacific Premier and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving Columbia and Pacific Premier will be submitted to Columbia’s and Pacific Premier’s shareholders or stockholders, as applicable, for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, COLUMBIA SHAREHOLDERS AND PACIFIC PREMIER STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders or stockholders, as applicable, will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Transaction, Columbia and Pacific Premier, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Columbia Banking System, Inc., Attention: Investor Relations, 1301 A Street, Tacoma, WA 98402-4200, (503) 727-4100 or to Pacific Premier Bancorp, Inc., Attention: Corporate Secretary, 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, (949) 864-8000.

Participants in the Solicitation

Columbia, Pacific Premier, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Columbia shareholders or Pacific Premier stockholders in connection with the Transaction under the rules of the SEC. Information regarding Columbia’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Columbia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000887343/000088734325000054/colb-20241231.htm#i6860d1bb88754f2d85d33ee6bd121966_493); in the sections entitled “Board Structure and Compensation,” “Compensation Discussion and Analysis,” “Compensation Tables,” “Information about Executive Officers,” “Beneficial Ownership of Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Columbia’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000887343/000088734325000152/colb-20250403.htm); and other documents filed by Columbia with the SEC. Information regarding Pacific Premier’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Pacific Premier’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025

(available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1028918/000102891825000014/ppbi-20241231.htm); in the sections entitled “Compensation of Non-Employee Directors,” “Security Ownership of Directors and Executive Officers,” “Certain Relationships and Related Transactions,” “Summary Compensation Table,” “Employment Agreements, Salary Continuation Plans, Severance, and Change-in-Control Payments,” and “Summary of Potential Termination Payments” in Pacific Premier’s definitive proxy statement relating to its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1028918/000155837025004551/ppbi-20250519xdef14a.htm); and other documents filed by Pacific Premier with the SEC. To the extent holdings of Columbia common stock by the directors and executive officers of Columbia or holdings of Pacific Premier common stock by directors and executive officers of Pacific Premier have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.